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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 26, 1999, included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-70985, 333-57937, and 333-34821.

/s/ Arthur Andersen LLP

Atlanta, Georgia
April 12, 1999